Exhibit 10.6

Shenzhen Tenancy Deed

Agreement

Edited by Shenzhen Housing Tenancy Management Office

Notice on registration (filing) of housing lease contracts

1. Information to be submitted for registration (filing) of housing lease contract:

(1) Certificate of real estate rights or other valid documents proving its property rights (right of use) (provide the original and leave a copy).

(2) Proof of identity or legal qualification of the lessor or lessee, including:

1. unit

Establishment documents or business license (provide the original and leave a copy).

Original certificate of legal representative.

2. Individual

ID card or other valid identification (provide the original and leave a copy).

(3) Where the house is entrusted to others to take care of it, a power of attorney and an identity certificate of the custodian must be provided; Where another person is entrusted to rent or lease a house on his behalf, the entrusted person shall provide a power of attorney and proof of identity.

(4) Where a co-owned house is rented, a certificate of consent of all co-owners to rent out and a power of attorney shall be provided.

(5) Lease contracts.

The power of attorney mentioned in (3) and (4) above shall be collected in originals, and the power of attorney of the foreign party shall be notarized or authenticated in accordance with the regulations.

I. Explanation on the filing of the housing lease contract:

According to the provisions of Article 6 and Paragraph 2 of Article 7 of the Regulations on Housing Leasing in the Shenzhen Special Economic Zone, if a rental housing cannot be registered in accordance with the provisions of the Regulations, the parties concerned shall go to the competent district authority for filing with the relevant materials of the rental housing and the identity certificate of the parties.

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Housing lease contracts

Lessor (Party A):Shenzhen Aoxinya Property Development Co., Ltd

Mailing address: 31st floor, Zhongshen Garden, Caitian South Road, Futian District

Postal code: 518033

Contact number. 82996611

Business licence or identity card number: 9144 0300 6189 1201 XE

Authorized Agent:

Mailing address:

Zip:

Contact Tel:

Business License or Identity Card Number:

Lessee (Party B): Galaxy Corporate Management Consultancy (Shenzhen) Limited

Mailing address: Room 2901/02/03, Aoxinya Building, Caitian South Road, Futian District

Zip code: 518033

Contact Tel:

Business license or identification number: 9144 0300 MA5F10GP1L

Authorized Agent:

Mailing address:

Zip:

Contact Tel:

Business License or Identity Card Number:

According to the Contract Law of the People's Republic of China, the Urban Real Estate Management Law of the People's Republic of China, The Provisions of the Regulations on Housing Leasing in the Shenzhen Special Economic Zone and its Implementing Rules, as well as the Decision of the Standing Committee of the Shenzhen Municipal People's Congress on Strengthening the Responsibility for Housing Rental Safety, are concluded by mutual agreement between the parties A and B.

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Article 1. Party A will be located at Room2901,02,03, Aoxinya Building, Caitian South Road, Futian District, Shenzhen City, with a house (room) code of the house (hereinafter referred to as the rental house) is rented to Party B for use. Rental housing building area

The total number of floors is 219.73 square meters, and the total number of floors of the building is 29. Owner of the right to lease housing: Shenzhen Aoxinya Property Development Co., Ltd. Name and number of real estate rights certificate or other valid certificate proving its property rights (right of use):___.

Article 2 The unit rent of the rental house is calculated at RMB130 per square meter per square meter (capitalized: One hundred thirty dollars) per square meter, and the total monthly rent is RMB28,564.9 (capitalized: Twenty-eight thousand five hundred and sixty-four dollars and nine cents).

Article 3 Party B shall pay the first installment of rent of RMB28,564.9 (capitalized: Twenty-eight thousand five hundred and sixty-four dollars and nine cents) by June 1, 2021.

Article 4 Party B shall:

before the 10th of each month;

before the _ of each quarter;

before the _ of each half year;

before the _ of each year;

Payment of rent to Party A; When Party A collects rent, party A shall issue a VAT invoice to party B

(The above four methods should be jointly chosen by both parties, and tick it the selected option).

Article 5 The period for Party B to rent a rental house shall be from June 1, 2021 to May 31, 2024.

The period agreed upon in the preceding paragraph shall not exceed the approved land use period, and shall not exceed 20 years, and the excess part shall be invalid.

Article 6 Purpose of Rental Housing: Office

Party B shall not use the rental housing for other purposes without the written consent of Party A.

Article 7 Party A shall deliver the rental house to Party B for use before June 1, 2021 and go through the relevant handover procedures.

If Party A delivers the rental housing later than the time in the preceding paragraph, Party B may request that the validity period of this contract be extended, and both parties shall sign and confirm in writing and report to the registration (filing) authority of this contract for the record.

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Article 8 When delivering the leased housing, both parties shall agree on the leased housing and its ancillary facilities. The relevant circumstances such as the current situation and ancillary property are confirmed and added in the appendix page.

Article 9.

When Party A delivers the rental housing, it may be collected from Party B. The lease deposit for the amount of the monthly (not more than three months) rent, i.e. RMB59,327.2 (Capitalized: Fifty nine thousand three hundred and twenty-seven dollars and two cents) < transferred from the original contract>

Party A collects the lease deposit and shall issue a receipt to Party B.

Conditions for Party A to return the lease deposit to Party B:

1. Expiration of the contract period;

2. Settle all due fees;

3. Ensure that the housing facilities are in good condition;

All satisfied.

(Both parties should jointly choose one of the above two methods and tick the selected option).

The method and time of returning the lease deposit: at the expiration of the contract period, by way of transfer

In any of the following circumstances, Party A may not return the deposit:

1. If the contract period is not complete, the lease will be withdrawn in advance

2.

3.

Article 10

During the lease period, Party A is responsible for paying the royalties of the land used in the leased housing and the taxes, rental management fees, and _ fees arising from the rental of the premises; Party B is responsible for paying other expenses arising from the use of the rental house, such as water and electricity bills, hygiene expenses, housing (building) property management fees, and housing maintenance fees, etc. on time.

Article 11 Party A shall ensure that the safety of the leased housing and its ancillary facilities delivered complies with the provisions of relevant laws, regulations or rules.

Article 12 Party B shall reasonably use the rental housing and its ancillary facilities, and shall not use the leased housing to engage in illegal acts; Party A shall not disturb or obstruct Party B's normal and reasonable use of the rental housing.

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Article 13 In the process of using the rental housing, If it is not due to party B's fault, as a result, in the event of damage or malfunction of the rental housing or its ancillary facilities that obstruct safety and normal use. Party B shall promptly notify Party A and take possible effective measures to prevent further expansion of defects; Party A shall carry out the repair within 2 days after receiving Party B's notice or directly entrust Party B to repair it on behalf of Party B; If Party B is unable to notify Party A or Party A does not perform the maintenance obligation within the time agreed above after receiving the notice, Party B may repair it on its behalf.

In the event of a special emergency that must be repaired immediately, Party B shall repair it on behalf of Party B in advance and notify Party A of the relevant situation in a timely manner.

Party A shall bear the maintenance costs (including reasonable expenses incurred by Party B for maintenance and to prevent the expansion of defects) incurred under the circumstances specified in the preceding two paragraphs. If Party B fails to fulfill its obligations under the above two paragraphs, fails to notify or take possible effective measures when the area is notified, resulting in the expansion of losses, the (expanded) part of the maintenance cost shall be borne by Party B.

Article 14 If the rental house or its ancillary facilities occurs or interferes with safety, damage, or malfunction due to Party B's improper or unreasonable use, Party B shall be responsible for repairing or compensating and informing Party A.

Article 15

During the lease period, Party B may sublease the leased house to others in whole or in part, and go to the competent housing rental authority for registration (filing). However, the sublease period shall not exceed the term of the lease agreed in this contract;

During the lease period, with the written consent of Party A, Party B may go to the competent housing leasing authority for registration (filing) with the written proof of the consent to sublease. However, the sublease period shall not exceed the term of the lease as stipulated in this contract.

During the lease period, Party B shall not sublease all or part of the leased house to others. (The parties to the above three paragraphs shall jointly choose one and tick the selected option).

Article 16 If Party A needs to transfer part or all of the property rights of the leased house during the validity period of this contract, Party A shall notify Party B in writing one month before the transfer. Party B shall reply to Party A within 5 working days after receiving Party A's written notice, and Party B shall have the right of first refusal under the same conditions.

If the leased house is transferred to another person, Party A is responsible for informing the assignee to continue to perform this contract when signing the transfer contract.

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Article 17 During the validity period of this contract, in any of the following circumstances, the rescission or modification of this contract is permitted:

(1) Force majeure occurs that makes it impossible to perform this contract;

(2) The government requisitions, reclaims or demolishes rental housing;

(3) The parties A and B reach a consensus.

Article 18 In any of the following circumstances, Party A may suffer losses caused thereby,

1. Require Party B to restore the original state of the house;

2. Request damages from Party B;

3, Refundable lease deposit not returned;

4: Party B is required to pay a liquidated damage of RMB 0 (capitalization: RMB 0).

(The above four methods shall be selected by the two parties through consultation, but items 3 and 4 cannot be selected at the same time; Tick the corresponding option):

(1) Party B is arrears in rent payment for more than 15 days (0.5 months);

(2) Party B is arrears in various expenses that may result in losses to Party A amounting to RMB 1,000 or more;

(iii). Party B uses the leased house to carry out illegal activities, harming the public interest or the interests of others;

(iv). Party B changes the structure or purpose of the leased house without authorization;

(5). Party B violates the provisions of Article 14 of this contract and does not assume the responsibility for maintenance or pays the maintenance costs, resulting in serious damage to the house or equipment;

(6). Without the written consent of Party A and the approval of the relevant departments, Party B will renovate the leased house without authorization;

(7) Party B subleases the leased house to a third party without authorization. In addition to pursuing Party B's liability for damages or liability for breach of contract, Party A has the right to propose to Party B to change the terms of the contract or terminate the contract according to the above circumstances, and once the notice of termination of the contract is legally served, Party A has the right to apply for unilateral termination of the contract registration (filing).

Article 19 In any of the following circumstances, Party B may suffer losses as a result,

1. Request damages from Party A;

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2. Request Party A to double refund the lease deposit;

3: Party A pays a penalty of RMB 0 (capitalization: RMB 0).

(The above three methods shall be selected by the two parties through consultation, but items 2 and 3 cannot be selected at the same time; Tick the corresponding option).

(1) Party A delays the delivery of the rental house for more than 10 days (1/3 months);

(2) Party A violates the provisions of Article 11 of this contract, and the safety of the leased housing does not comply with the provisions of relevant laws, regulations or rules;

(3) Party A violates the provisions of Article 13 of this contract and does not assume maintenance responsibility or pay maintenance costs;

(4) Without the consent of Party B or the approval of the relevant departments, Party A remodel, expand or renovate the leased house.

(5) Party A unilaterally requests the early cancellation (termination) of the contract without a legitimate reason.

In addition to pursuing Party A's liability for damages or breach of contract, Party B may also propose to Party A to change the terms of the contract or rescind the contract according to the above circumstances, and Once the notice of termination of the contract is legally served, Party B has the right to apply for unilateral termination of the contract registration (filing).

Article 20 After the termination of this contract, Party B shall move out and return the rental housing within 2 days, and ensure the integrity of the leased housing and ancillary facilities (except for normal wear and tear). At the same time, settle the various expenses that should be borne by Party B and handle the relevant transfer procedures. If Party B does not relocate or return the leased house during the Yu period, Party A has the right to reclaim the rental house in accordance with the provisions of the law or in accordance with the contract, and collect compensation equivalent to double the rent from Party B for the overdue part.

Article 21 If Party B needs to continue to lease the rental housing at the expiration of the lease period stipulated in this contract, it shall submit a request to Party A to renew the lease one month before the expiration date of the lease period; Under the same conditions, Party B has the right of first refusal over the leased housing. If the parties A and B reach an agreement on the renewal of the lease, they shall re-conclude the contract and re-register (record) with the competent housing rental authority.

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Article 22 Both parties shall sign the "Shenzhen Municipal Housing Rental Safety Management Responsibility". The rental housing provided by Party A shall meet the standards and conditions for safe use, There are no security implications. The buildings, fire fighting equipment, gas facilities, electric power facilities, entrances and exits and passages of the rental housing shall comply with the management regulations or standards of safe production, fire protection, public security, environmental protection and sanitation stipulated by the municipal government. Party B shall use the rental housing in strict accordance with the safety, fire protection, public security, environmental protection, health and other management regulations or standards stipulated by the functional departments of the government, and has the obligation to ensure that the rental housing does not have any safety hazards in use. Both parties shall consciously perform the terms of this contract, and if one party breaches the contract, it shall bear the corresponding liability for breach of contract in accordance with the contract

Article 23 The parties A and B may separately stipulate in the appendix on the matters not covered by this contract; The contents of the attached page, as part of this contract, shall have the same effect as this contract after being signed and sealed by both parties.

If both parties A and B reach an agreement to change the contents of this contract during the lease period, both parties shall register (record) with the competent housing leasing authority within 10 days after the establishment of the change agreement.

Article 24 Disputes arising between A and B in connection with this contract shall be resolved through consultation; If the settlement is not possible through consultation, it may be submitted to the competent authority for housing leasing for mediation; If mediation is not achieved by me, it may be directed to:

Shenzhen Arbitration Commission to apply for arbitration;

Chinese International Economic and Trade Arbitration Commission Shenzhen Branch to apply for arbitration;

The court where the leased house is located to file a lawsuit

(The above dispute resolution methods shall be selected by the two parties through consultation and tick in the corresponding option)

Article 25 Both Parties agree that the following correspondence address shall be the address for service of notices or documents of both Parties:

Party A delivery address:

Party B delivery address:

If the address is not agreed upon above, the mailing address signed by the parties to the contract shall be used as the address for service.

The address of service is valid without written notice of change. Notices or documents from one party to the other party are deemed to have been served by post at the address of service. If the mailing of documents to the above address is returned by the postal department, the date of return shall be deemed to be the date of delivery.

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Article 26 This contract shall enter into force at the time of signing.

Both parties A and B shall register or file with the competent housing leasing authority within 10 days from the date of signing this contract.

Article 27 The original text of this contract shall be in Chinese.

Article 28 This contract shall be made in 3 copies, Party A shall hold 1 copy and Party B shall hold 1 copy. The contract registration machine shall execute 1 copy, and the relevant department shall execute 0 copies.

Party A (Signature):

Legal representative:

Contact Tel:

Bank Account Number:

Authorized Agent (Signature):

Party B (signature):

Legal representative:

Contact Tel:

Bank Account Number:

Authorized Agent (Signature):

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Special Reminders

1. Before signing the contract, the parties shall carefully read the contract, and the content of the contract terms may be added, deleted, selected, supplemented, filled in and modified after consultation between the two parties. After the contract is signed, the unmodified content and the content filled in by the parties (confirmed by the signature or seal of the parties) shall be deemed to be the contents of this contract. The selection, addition, filling and modification of the contents of this contract shall take precedence over the validity of the handwritten items.

2. Before signing the contract, the lessor shall present to the lessee a certificate of real estate rights or other valid certificates proving that it has real estate rights and a certificate that can prove the identity or legal qualifications of the lessor. If the house is entrusted to others to manage it, a power of attorney must also be provided; If the co-owned house is rented, the proof of consent of all co-owners to rent out and the power of attorney shall be provided; The lessee shall present to the lessor proof of the identity of the lessee or proof of legal qualifications.

3. The parties signing and performing the contract shall be carried out in accordance with the law, and shall not violate the relevant procedural provisions of the law or engage in illegal acts.

4. Once this contract is signed, it shall be legally binding on both parties. The parties shall perform their obligations in accordance with the agreement of the two parties and shall not modify or terminate the contract without authorization unless it is statutory or agreed upon.

5. The contents of the contract filled in by the parties themselves shall be filled in with carbon ink or blue and black ink, and filled in with a brush, pen and signature pen and signed or sealed to confirm.

6. There are empty clauses in some clauses of this contract text (marked underlined), which can be agreed upon by the parties; There are also some clauses for the parties to choose from (indicated by mouth).

After signing this contract, the parties shall promptly go to the competent department for housing lease management to register or file for the record.

8. The parties to the lease can decide the number of copies of the original contract according to actual needs and carefully check it when signing the contract to ensure that the contents of each contract are consistent with each other; In any case, each party shall hold at least one original copy of the contract.

9. In the event of major changes, rescissions or loss of the contract text in the content of this contract, the parties concerned shall promptly go to the original registration authority to go through the relevant formalities.

10. The parties may negotiate on how to dispose of the lien items in the rental house after the expiration of the lease period and the termination of the contract, and agree in the appendix.

11. Article 6 of this contract "Use of leased housing" should be filled in one of the following five categories: commercial, office, factory, warehouse, and comprehensive.

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Shenzhen housing rental safety management

Letter of Responsibility

Printed by Shenzhen Floating Population and Rental Housing Integrated Management Office

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To implement the "Decision of the Committee of the Shenzhen Municipal People's Congress on Strengthening the Responsibility for Housing Rental Safety", further clarify the responsibility for housing rental safety, strengthen the safety management of rental housing, and ensure the safety of people's lives and property, in accordance with relevant laws and regulations, this letter of responsibility is specially formulated:

1. The lessors and lessees of production and operation housing (including various commodity markets and their stalls and counters), office buildings, residences and other housing within the administrative region of this Municipality shall be responsible for the safety of rental housing.

2. The lessor renting out the house shall have a certificate of ownership of the house or other supporting documents prescribed by the municipal government. Where another person is entrusted with a lease, the owner shall sign a written entrustment agreement with the trustee to stipulate their respective safety responsibilities. Housing subleasers, other persons with actual rental behavior and housing lenders shall bear the lessor's safety responsibility.

3. The lessor shall ensure that the buildings used for leasing and their entrances and exits, passages, fire protection, gas, electric power facilities, etc. shall comply with the provisions of relevant laws and regulations and the safety standards stipulated by the relevant administrative departments. Where laws or regulations provide that relevant licenses or approval documents are required to be obtained before leasing is permitted, the lessor shall obtain them.

4. Where the lessee uses the rental housing to carry out production and business activities, the lessor shall require him to present the relevant certificates of the fire control procedures and the industrial and commercial business license or the business license certificate before opening the business.

5. The lessor shall check the safe use and nature of use of the rental housing at least once a quarter and make a written record, and the lessee shall cooperate and sign the book! Where it is not possible to view it in person due to objective reasons, it shall be entrusted to others to view it.

6. The lessor shall report to the comprehensive management agency for rental housing or other relevant administrative departments when it inspects the situation that there are potential safety hazards in the rental housing and the tenant changes the nature of the use of the house without authorization.

7. The lessee shall, in accordance with the provisions of laws and regulations and the provisions of the housing lease contract, use the house safely and reasonably, and shall not change the structure and nature of the house without authorization; If the lessee discovers that there is a potential safety hazard in the rental housing, it shall immediately notify the lessor and report it to the comprehensive management agency for the rental housing or other relevant administrative departments at the same time.

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8. The lessee shall not change the function of using the rental house without authorization, and the use of the rental house to engage in business activities such as hotel industry, catering, entertainment, Internet cafes, workshops and so on must comply with relevant regulations;

It is forbidden to use rental housing to engage in gambling, drug abuse and drug trafficking, prostitution and prostitution, pornography, forged documents, and promises Illegal and criminal acts such as printing illegal publications, manufacturing and selling counterfeit and shoddy goods, harboring criminal personnel, harboring and selling stolen goods, etc.;

It is forbidden to use rental houses to engage in pyramid schemes or pyramid schemes, operate without a license, open clinics without a license, illegally practice medicine, and illegally engage in recycling of renewable resources;

It is forbidden to use rental housing to engage in fraudulent activities such as unlicensed employment agencies, marriage agencies, training, real estate agencies, etc.;

It is forbidden to use residential rental houses to produce, store and operate flammable, explosive, toxic, radioactive and other dangerous goods.

9. The two parties to the lease shall assist and cooperate with the comprehensive management agency of the rental housing in the safety inspection and management of the rental housing, and truthfully provide relevant materials and information.

10. Where the lessor or lessee fails to perform its safety responsibilities in accordance with the law, resulting in damage to the person or property of others, the victim may require the lessor or lessee to bear the corresponding compensation liability in accordance with the law.

Lessor: (Signature)

Delegate, Manager: (Signature)

Contact Tel:

Lessee: (Signature)

Contact Tel:

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(Appendix)

Supplementary Agreement

After consultation between A and B, if Party B defaults on rent, management fees, water and electricity bills for more than 15 days, the following agreement is reached:

1. Party A has the right to unilaterally terminate this contract and require the management office to stop water and electricity services;

2. Party A shall notify Party B of the termination of the contract by written service, mail or newspaper, and shall be deemed to have been served from the date of mailing or the date of publication of the newspaper announcement;

3. After the notice is served, Party A has the right to reclaim the house and dispose of all objects in the house;

4. Party A has the right to unilaterally cancel the contract registration (filing) and rent another house;

Remark: After friendly negotiation between Party A and Party B, Party B agrees to move company's business address when the lease is withdrawn, and the fee can be settled before the deposit can be refunded.

Replenishment: Both parties A and B agreed all leasing businesses, such as leasing the property, collecting the deposit and issuing the invoice, are fully represented by Shenzhen Aoxinya Property Development Co., Ltd.

Party A (Signature):

Party B (signature):

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